Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2021

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of April 27, 2021, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF First-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2021

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2021	4

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	5
Loss Ratio Detail	6
Loss Claim Count Detail	7
Quarterly Property Casualty Data – Commercial Lines	8
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	9
Loss and Loss Expense Analysis – Three Months Ended March 31, 2021	10

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines	13
Quarterly Property Casualty Data – Excess & Surplus Lines	14

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	15
The Cincinnati Life Insurance Company Statutory Statements of Income	16

Other
Quarterly Data – Other	17

CINF First-Quarter 2021 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF First-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2021

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,530	$—	$—	$—	$1,530
Life	—	—	87	—	—	87
Premiums ceded	—	(55)	(18)	—	—	(73)
Total earned premium	—	1,475	69	—	—	1,544
Investment income, net of expenses	21	112	41	—	—	174
Investment gains and losses, net	173	331	—	—	—	504
Fee revenues	—	2	1	—	—	3
Other revenues	4	1	—	1	(4)	2
Total revenues	$198	$1,921	$111	$1	$(4)	$2,227

Benefits & expenses
Losses & contract holders' benefits	$—	$946	$107	$—	$—	$1,053
Reinsurance recoveries	—	(23)	(27)	—	—	(50)
Underwriting, acquisition and insurance expenses	—	421	18	—	—	439
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	1	(4)	4
Total expenses	$20	$1,344	$98	$1	$(4)	$1,459

Income before income taxes	$178	$577	$13	$—	$—	$768

Provision for income taxes
Current operating income (loss)	$(40)	$(33)	$3	$—	$—	$(70)
Capital gains/losses	36	70	—	—	—	106
Deferred	38	74	—	—	—	112
Total provision for income taxes	$34	$111	$3	$—	$—	$148

Net income - current year	$144	$466	$10	$—	$—	$620

Net income (loss) - prior year	$(488)	$(725)	$(13)	$—	$—	$(1,226)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5 million				$5	$10	$21	$19	$—		$19		$40		$50
Current accident year losses $1 million - $5 million				31	52	46	53	50		103		149		202
Large loss prior accident year reserve development				24	13	(3)	7	26		33		30		42
Total large losses incurred				$60	$75	$64	$79	$76		$155		$219		$294
Losses incurred but not reported				102	60	38	134	79		213		251		310
Other losses excluding catastrophe losses				451	454	550	409	496		905		1,455		1,909
Catastrophe losses				150	58	261	226	123		349		611		670
Total losses incurred				$763	$647	$913	$848	$774		$1,622		$2,536		$3,183
Commercial Lines
Current accident year losses greater than $5 million				$5	$10	$21	$19	$—		$19		$40		$50
Current accident year losses $1 million - $5 million				26	35	20	45	36		81		100		135
Large loss prior accident year reserve development				26	10	(1)	5	22		27		27		36
Total large losses incurred				$57	$55	$40	$69	$58		$127		$167		$221
Losses incurred but not reported				39	50	60	72	58		130		190		240
Other losses excluding catastrophe losses				261	255	287	233	298		531		817		1,073
Catastrophe losses				35	23	125	119	82		201		327		350
Total losses incurred				$392	$383	$512	$493	$496		$989		$1,501		$1,884
Personal Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				4	16	21	8	12		20		42		59
Large loss prior accident year reserve development				(1)	2	(2)	2	5		7		4		6
Total large losses incurred				$3	$18	$19	$10	$17		$27		$46		$65
Losses incurred but not reported				41	(1)	(24)	41	24		65		41		39
Other losses excluding catastrophe losses				130	134	156	105	127		232		388		523
Catastrophe losses				74	8	81	89	38		127		208		216
Total losses incurred				$248	$159	$232	$245	$206		$451		$683		$843
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				1	1	5	—	2		2		7		8
Large loss prior accident year reserve development				(1)	1	—	—	(1)		(1)		(1)		—
Total large losses incurred				$—	$2	$5	$—	$1		$1		$6		$8
Losses incurred but not reported				22	11	2	21	(3)		18		20		31
Other losses excluding catastrophe losses				15	21	24	20	29		50		74		95
Catastrophe losses				1	—	1	3	1		3		4		5
Total losses incurred				$38	$34	$32	$44	$28		$72		$104		$139
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5 million				0.3%	0.7%	1.5%	1.4%	—%		0.7%		0.9%		0.9%
Current accident year losses $1 million - $5 million				2.2	3.6	3.2	3.7	3.6		3.7		3.5		3.6
Large loss prior accident year reserve development				1.6	0.9	(0.3)	0.5	1.9		1.2		0.8		0.7
Total large loss ratio				4.1%	5.2%	4.4%	5.6%	5.5%		5.6%		5.2%		5.2%
Losses incurred but not reported				6.9	4.1	2.6	9.6	5.7		7.6		5.9		5.5
Other losses excluding catastrophe losses				30.5	31.3	38.0	29.2	35.6		32.4		34.3		33.4
Catastrophe losses				10.2	4.0	18.0	16.1	8.9		12.5		14.4		11.8
Total loss ratio				51.7%	44.6%	63.0%	60.5%	55.7%		58.1%		59.8%		55.9%
Commercial Lines
Current accident year losses greater than $5 million				0.6%	1.1%	2.5%	2.2%	—%		1.1%		1.5%		1.4%
Current accident year losses $1 million - $5 million				2.9	4.0	2.3	5.1	4.1		4.6		3.9		4.0
Large loss prior accident year reserve development				3.0	1.1	(0.2)	0.6	2.6		1.6		1.0		1.0
Total large loss ratio				6.5%	6.2%	4.6%	7.9%	6.7%		7.3%		6.4%		6.4%
Losses incurred but not reported				4.3	5.7	6.9	8.3	6.8		7.5		7.3		6.9
Other losses excluding catastrophe losses				29.4	29.0	33.1	26.8	34.5		30.7		31.5		30.8
Catastrophe losses				4.0	2.7	14.5	13.6	9.5		11.6		12.6		10.1
Total loss ratio				44.2%	43.6%	59.1%	56.6%	57.5%		57.1%		57.8%		54.2%
Personal Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				1.2	4.4	5.8	2.3	3.5		2.9		3.8		4.0
Large loss prior accident year reserve development				(0.3)	0.6	(0.7)	0.5	1.3		0.9		0.4		0.4
Total large loss ratio				0.9%	5.0%	5.1%	2.8%	4.8%		3.8%		4.2%		4.4%
Losses incurred but not reported				11.0	(0.3)	(6.6)	11.3	6.6		8.9		3.7		2.7
Other losses excluding catastrophe losses				34.4	36.0	42.5	28.8	35.3		32.2		35.6		35.8
Catastrophe losses				19.6	2.1	22.1	24.6	10.5		17.5		19.1		14.7
Total loss ratio				65.9%	42.8%	63.1%	67.5%	57.2%		62.4%		62.6%		57.6%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				1.2	1.1	6.4	—	2.6		1.3		3.0		2.5
Large loss prior accident year reserve development				(1.7)	1.2	0.1	0.1	(1.5)		(0.7)		(0.4)		—
Total large loss ratio				(0.5)%	2.3%	6.5%	0.1%	1.1%		0.6%		2.6%		2.5%
Losses incurred but not reported				24.8	12.6	2.6	27.2	(4.4)		11.3		8.4		9.5
Other losses excluding catastrophe losses				17.8	24.3	29.5	25.8	37.8		31.9		31.0		29.3
Catastrophe losses				1.0	0.4	1.2	3.3	0.9		2.1		1.8		1.4
Total loss ratio				43.1%	39.6%	39.8%	56.4%	35.4%		45.9%		43.8%		42.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year reported losses greater than $5 million				1	2	2	2	—		2		5		7
Current accident year reported losses $1 million - $5 million				24	37	34	28	27		55		85		117
Prior accident year reported losses on large losses				20	14	13	9	20		27		41		49
Non-Catastrophe reported losses on large losses total				45	53	49	39	47		84		131		173
Commercial Lines
Current accident year reported losses greater than $5 million				1	2	2	2	—		2		5		7
Current accident year reported losses $1 million - $5 million				20	26	19	24	17		41		57		79
Prior accident year reported losses on large losses				18	11	12	8	17		23		36		41
Non-Catastrophe reported losses on large losses total				39	39	33	34	34		66		98		127
Personal Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				3	10	9	4	8		12		21		31
Prior accident year reported losses on large losses				2	2	—	—	3		3		3		5
Non-Catastrophe reported losses on large losses total				5	12	9	4	11		15		24		36
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				1	1	6	—	2		2		7		7
Prior accident year reported losses on large losses				—	1	1	1	—		1		2		3
Non-Catastrophe reported losses on large losses total				1	2	7	1	2		3		9		10
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Commercial casualty:
Written premiums				$363	$287	$269	$308	$341		$649		$918		$1,205
Year over year change %- written premium				6%	7%	2%	4%	13%		8%		6%		7%
Earned premiums				$303	$297	$290	$289	$289		$577		$868		$1,165
Current accident year before catastrophe losses				64.5%	64.5%	63.1%	62.6%	65.8%		64.1%		63.8%		64.0%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(2.2)	(6.1)	(3.2)	(7.5)	(1.6)		(4.5)		(4.1)		(4.6)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				62.3%	58.4%	59.9%	55.1%	64.2%		59.6%		59.7%		59.4%
Commercial property:
Written premiums				$267	$246	$252	$260	$261		$521		$773		$1,019
Year over year change %- written premium				2%	—%	3%	5%	6%		5%		5%		3%
Earned premiums				$253	$255	$252	$254	$249		$504		$755		$1,010
Current accident year before catastrophe losses				53.8%	52.9%	53.0%	50.9%	47.8%		49.4%		50.6%		51.2%
Current accident year catastrophe losses				20.0	13.2	50.5	48.5	34.2		41.4		44.4		36.5
Prior accident years before catastrophe losses				(2.0)	(2.4)	(1.3)	1.9	0.7		1.3		0.5		(0.3)
Prior accident years catastrophe losses				(6.3)	(2.5)	0.3	(2.0)	(1.1)		(1.6)		(1.0)		(1.3)
Total loss and loss expense ratio				65.5%	61.2%	102.5%	99.3%	81.6%		90.5%		94.5%		86.1%
Commercial auto:
Written premiums				$223	$179	$171	$205	$208		$413		$584		$763
Year over year change %- written premium				7%	2%	(3)%	5%	11%		8%		4%		4%
Earned premiums				$193	$192	$189	$189	$185		$374		$563		$755
Current accident year before catastrophe losses				63.1%	57.1%	56.2%	64.2%	70.9%		67.5%		63.7%		62.1%
Current accident year catastrophe losses				1.6	—	0.4	2.2	1.2		1.7		1.3		0.9
Prior accident years before catastrophe losses				(12.4)	1.4	5.5	(1.1)	3.3		1.1		2.5		2.3
Prior accident years catastrophe losses				(0.3)	—	(0.1)	—	(0.2)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				52.0%	58.5%	62.0%	65.3%	75.2%		70.2%		67.4%		65.2%
Workers' compensation:
Written premiums				$88	$58	$51	$65	$92		$157		$208		$266
Year over year change %- written premium				(4)%	(8)%	(18)%	(13)%	(2)%		(7)%		(10)%		(10)%
Earned premiums				$67	$64	$64	$68	$75		$143		$207		$271
Current accident year before catastrophe losses				76.6%	82.3%	81.7%	81.8%	81.1%		81.4%		81.5%		81.7%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(37.9)	(10.4)	(9.6)	(27.8)	(9.8)		(18.3)		(15.7)		(14.4)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				38.7%	71.9%	72.1%	54.0%	71.3%		63.1%		65.8%		67.3%
Other commercial:
Written premiums				$78	$70	$71	$70	$70		$140		$211		$281
Year over year change %- written premium				11%	6%	1%	8%	9%		9%		6%		6%
Earned premiums				$70	$70	$70	$70	$65		$135		$205		$275
Current accident year before catastrophe losses				38.2%	38.5%	36.0%	35.5%	39.1%		37.3%		36.9%		37.3%
Current accident year catastrophe losses				—	—	0.3	0.1	0.1		0.1		0.2		0.1
Prior accident years before catastrophe losses				(7.7)	(2.8)	(0.7)	(1.7)	1.7		(0.1)		(0.3)		(0.9)
Prior accident years catastrophe losses				—	0.1	(0.1)	—	0.2		0.1		—		—
Total loss and loss expense ratio				30.5%	35.8%	35.5%	33.9%	41.1%		37.4%		36.8%		36.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Personal auto:
Written premiums				$136	$139	$166	$169	$137		$306		$472		$611
Year over year change %- written premium				(1)%	(1)%	—%	(2)%	(2)%		(2)%		(1)%		(2)%
Earned premiums				$152	$153	$154	$154	$154		$308		$462		$615
Current accident year before catastrophe losses				66.1%	46.6%	48.5%	64.7%	69.4%		67.0%		60.9%		57.3%
Current accident year catastrophe losses				2.6	—	2.6	1.5	2.1		1.8		2.0		1.6
Prior accident years before catastrophe losses				(9.3)	2.6	0.5	(4.2)	(8.1)		(6.1)		(3.9)		(2.3)
Prior accident years catastrophe losses				(0.5)	—	—	(0.2)	(0.4)		(0.3)		(0.2)		(0.2)
Total loss and loss expense ratio				58.9%	49.2%	51.6%	61.8%	63.0%		62.4%		58.8%		56.4%
Homeowner:
Written premiums				$156	$167	$189	$197	$140		$337		$526		$693
Year over year change %- written premium				11%	10%	9%	12%	8%		10%		10%		10%
Earned premiums				$174	$171	$165	$163	$159		$322		$487		$658
Current accident year before catastrophe losses				51.6%	45.2%	48.2%	45.0%	53.5%		49.2%		48.9%		47.9%
Current accident year catastrophe losses				41.1	7.5	46.1	51.7	23.8		37.9		40.7		32.1
Prior accident years before catastrophe losses				(0.5)	3.2	1.7	4.5	(8.7)		(2.0)		(0.8)		0.3
Prior accident years catastrophe losses				(0.7)	0.2	(1.6)	(0.1)	(2.3)		(1.2)		(1.3)		(1.0)
Total loss and loss expense ratio				91.5%	56.1%	94.4%	101.1%	66.3%		83.9%		87.5%		79.3%
Other personal:
Written premiums				$46	$48	$52	$57	$42		$99		$151		$199
Year over year change %- written premium				10%	12%	6%	8%	8%		8%		7%		8%
Earned premiums				$50	$49	$48	$47	$46		$93		$141		$190
Current accident year before catastrophe losses				50.0%	49.1%	49.6%	48.5%	50.5%		49.5%		49.5%		49.4%
Current accident year catastrophe losses				3.6	(0.3)	10.6	11.8	4.6		8.2		9.0		6.6
Prior accident years before catastrophe losses				(3.8)	0.3	(0.7)	(1.4)	6.3		2.4		1.4		1.1
Prior accident years catastrophe losses				(1.5)	(0.4)	(0.2)	(0.7)	(0.6)		(0.6)		(0.5)		(0.4)
Total loss and loss expense ratio				48.3%	48.7%	59.3%	58.2%	60.8%		59.5%		59.4%		56.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Excess & Surplus:
Written premiums				$99	$92	$80	$91	$85		$176		$256		$348
Year over year change %- written premium				16%	15%	8%	17%	20%		18%		15%		15%
Earned premiums				$89	$87	$82	$78	$78		$156		$238		$325
Current accident year before catastrophe losses				61.0%	57.6%	58.5%	59.0%	55.7%		57.4%		57.8%		57.7%
Current accident year catastrophe losses				1.3	0.4	1.0	3.6	0.5		2.0		1.7		1.3
Prior accident years before catastrophe losses				4.7	(1.5)	(1.5)	11.2	0.7		5.9		3.4		2.1
Prior accident years catastrophe losses				(0.3)	0.1	0.2	(0.2)	0.5		0.2		0.1		0.2
Total loss and loss expense ratio				66.7%	56.6%	58.2%	73.6%	57.4%		65.5%		63.0%		61.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2021
Commercial casualty	$94	$47	$141	$7	$15	$36	$58	$101	$15	$83	$199
Commercial property	141	18	159	(28)	38	(4)	6	113	38	14	165
Commercial auto	82	20	102	9	8	(19)	(2)	91	8	1	100
Workers' compensation	33	8	41	13	(26)	1	(12)	46	(26)	9	29
Other commercial	14	3	17	1	3	—	4	15	3	3	21
Total commercial lines	364	96	460	2	38	14	54	366	38	110	514

Personal auto	66	17	83	(2)	14	(6)	6	64	14	11	89
Homeowners	84	13	97	10	52	—	62	94	52	13	159
Other personal	13	2	15	—	9	—	9	13	9	2	24
Total personal lines	163	32	195	8	75	(6)	77	171	75	26	272

Excess & surplus lines	21	11	32	(4)	22	10	28	17	22	21	60
Other	54	2	56	(2)	45	1	44	52	45	3	100
Total property casualty	$602	$141	$743	$4	$180	$19	$203	$606	$180	$160	$946

Ceded loss and loss expense incurred for the three months ended March 31, 2021
Commercial casualty	$—	$—	$—	$11	$(1)	$(1)	$9	$11	$(1)	$(1)	$9
Commercial property	32	—	32	(30)	(3)	—	(33)	2	(3)	—	(1)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	1	—	—	1	3	—	—	3
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	34	—	34	(18)	(4)	(1)	(23)	16	(4)	(1)	11

Personal auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Homeowners	1	—	1	(1)	—	—	(1)	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	(2)	—	—	(2)	(1)	—	—	(1)

Excess & surplus lines	—	—	—	1	—	—	1	1	—	—	1
Other	3	—	3	—	9	—	9	3	9	—	12
Total property casualty	$38	$—	$38	$(19)	$5	$(1)	$(15)	$19	$5	$(1)	$23

Net loss and loss expense incurred for the three months ended March 31, 2021
Commercial casualty	$94	$47	$141	$(4)	$16	$37	$49	$90	$16	$84	$190
Commercial property	109	18	127	2	41	(4)	39	111	41	14	166
Commercial auto	82	20	102	9	8	(19)	(2)	91	8	1	100
Workers' compensation	31	8	39	12	(26)	1	(13)	43	(26)	9	26
Other commercial	14	3	17	1	3	—	4	15	3	3	21
Total commercial lines	330	96	426	20	42	15	77	350	42	111	503

Personal auto	66	17	83	(1)	14	(6)	7	65	14	11	90
Homeowners	83	13	96	11	52	—	63	94	52	13	159
Other personal	13	2	15	—	9	—	9	13	9	2	24
Total personal lines	162	32	194	10	75	(6)	79	172	75	26	273

Excess & surplus lines	21	11	32	(5)	22	10	27	16	22	21	59
Other	51	2	53	(2)	36	1	35	49	36	3	88
Total property casualty	$564	$141	$705	$23	$175	$20	$218	$587	$175	$161	$923

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums				$1,276	$1,145	$1,153	$1,244	$1,198		$2,442		$3,595		$4,740
Agency new business written premiums				220	185	189	210	215		425		614		799
Other written premiums				197	64	51	105	105		210		261		325
Net written premiums				$1,693	$1,394	$1,393	$1,559	$1,518		$3,077		$4,470		$5,864
Unearned premium change				(218)	55	57	(156)	(129)		(285)		(228)		(173)
Earned premiums				$1,475	$1,449	$1,450	$1,403	$1,389		$2,792		$4,242		$5,691
Year over year change %
Agency renewal written premiums				7%	6%	3%	5%	6%		5%		5%		5%
Agency new business written premiums				2	(4)	(2)	(1)	19		8		5		3
Other written premiums				88	106	28	35	50		42		39		48
Net written premiums				12	7	3	6	10		8		6		6
Paid losses and loss expenses
Losses paid				$564	$690	$628	$624	$663		$1,289		$1,917		$2,607
Loss expenses paid				141	146	151	127	154		279		430		576
Loss and loss expenses paid				$705	$836	$779	$751	$817		$1,568		$2,347		$3,183
Incurred losses and loss expenses
Loss and loss expense incurred				$923	$829	$1,071	$1,007	$930		$1,937		$3,008		$3,837
Loss and loss expenses paid as a % of incurred				76.4%	100.8%	72.7%	74.6%	87.7%		80.9%		78.0%		83.0%
Statutory combined ratio
Loss ratio				52.0%	44.5%	59.8%	60.4%	56.1%		58.2%		58.8%		55.1%
Loss adjustment expense ratio				11.0	12.9	11.3	11.6	11.3		11.5		11.4		11.8
Net underwriting expense ratio				26.7	31.2	30.2	28.8	29.2		29.0		29.3		29.8
US Statutory combined ratio				89.7%	88.6%	101.3%	100.8%	96.6%		98.7%		99.5%		96.7%
Contribution from catastrophe losses				10.1	3.6	16.0	15.8	9.3		12.6		13.7		11.2
Statutory combined ratio excl. catastrophe losses				79.6%	85.0%	85.3%	85.0%	87.3%		86.1%		85.8%		85.5%
GAAP combined ratio
GAAP combined ratio				91.2%	87.3%	103.6%	103.1%	98.5%		100.8%		101.8%		98.1%
Contribution from catastrophe losses				10.4	4.7	18.3	16.5	9.1		12.8		14.7		12.1
GAAP combined ratio excl. catastrophe losses				80.8%	82.6%	85.3%	86.6%	89.4%		88.0%		87.1%		86.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF First-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums				$898	$759	$727	$794	$842		$1,636		$2,363		$3,122
Agency new business written premiums				145	113	114	134	154		288		402		515
Other written premiums				(24)	(32)	(27)	(20)	(24)		(44)		(71)		(103)
Net written premiums				$1,019	$840	$814	$908	$972		$1,880		$2,694		$3,534
Unearned premium change				(133)	38	51	(38)	(109)		(147)		(96)		(58)
Earned premiums				$886	$878	$865	$870	$863		$1,733		$2,598		$3,476
Year over year change %
Agency renewal written premiums				7%	6%	2%	4%	5%		4%		4%		4%
Agency new business written premiums				(6)	(12)	(8)	(2)	28		12		6		1
Other written premiums				—	(10)	(29)	20	(4)		8		(3)		(5)
Net written premiums				5	3	—	3	8		6		4		4
Paid losses and loss expenses
Losses paid				$330	$408	$378	$367	$426		$795		$1,173		$1,581
Loss expenses paid				96	98	103	86	103		189		291		388
Loss and loss expenses paid				$426	$506	$481	$453	$529		$984		$1,464		$1,969
Incurred losses and loss expenses
Loss and loss expense incurred				$503	$512	$620	$596	$608		$1,204		$1,824		$2,336
Loss and loss expenses paid as a % of incurred				84.7%	98.8%	77.6%	76.0%	87.0%		81.7%		80.3%		84.3%
Statutory combined ratio
Loss ratio				44.3%	43.6%	59.1%	56.7%	57.5%		57.0%		57.8%		54.2%
Loss adjustment expense ratio				12.4	14.8	12.5	11.8	12.9		12.4		12.4		13.0
Net underwriting expense ratio				26.2	32.0	32.0	28.6	28.9		28.8		29.7		30.3
Statutory combined ratio				82.9%	90.4%	103.6%	97.1%	99.3%		98.2%		99.9%		97.5%
Contribution from catastrophe losses				4.2	3.1	14.8	14.0	9.8		11.9		12.9		10.4
Statutory combined ratio excl. catastrophe losses				78.7%	87.3%	88.8%	83.1%	89.5%		86.3%		87.0%		87.1%
GAAP combined ratio
GAAP combined ratio				85.4%	89.2%	102.4%	99.1%	102.5%		100.8%		101.3%		98.3%
Contribution from catastrophe losses				4.2	3.1	14.8	14.0	9.8		11.9		12.9		10.4
GAAP combined ratio excl. catastrophe losses				81.2%	86.1%	87.6%	85.1%	92.7%		88.9%		88.4%		87.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums				$302	$317	$366	$387	$294		$681		$1,047		$1,364
Agency new business written premiums				46	45	51	44	34		78		129		174
Other written premiums				(10)	(8)	(10)	(8)	(9)		(17)		(27)		(35)
Net written premiums				$338	$354	$407	$423	$319		$742		$1,149		$1,503
Unearned premium change				38	19	(40)	(59)	40		(19)		(59)		(40)
Earned premiums				$376	$373	$367	$364	$359		$723		$1,090		$1,463
Year over year change %
Agency renewal written premiums				3%	3%	3%	6%	4%		5%		4%		4%
Agency new business written premiums				35	25	28	(6)	(3)		(5)		6		10
Other written premiums				(11)	11	(25)	20	(13)		6		(4)		—
Net written premiums				6	5	5	5	3		4		5		5
Paid losses and loss expenses
Losses paid				$162	$200	$200	$203	$173		$376		$577		$778
Loss expenses paid				32	36	38	30	40		69		106		143
Loss and loss expenses paid				$194	$236	$238	$233	$213		$445		$683		$921
Incurred losses and loss expenses
Loss and loss expense incurred				$273	$195	$265	$286	$231		$517		$782		$977
Loss and loss expenses paid as a % of incurred				71.1%	121.0%	89.8%	81.5%	92.2%		86.1%		87.3%		94.3%
Statutory combined ratio
Loss ratio				65.9%	42.8%	63.1%	67.5%	57.2%		62.4%		62.6%		57.6%
Loss adjustment expense ratio				6.7	9.5	8.9	11.4	6.9		9.1		9.1		9.2
Net underwriting expense ratio				30.7	30.6	26.9	29.4	32.1		30.6		29.3		29.6
Statutory combined ratio				103.3%	82.9%	98.9%	108.3%	96.2%		102.1%		101.0%		96.4%
Contribution from catastrophe losses				19.8	3.4	22.5	25.1	10.7		17.9		19.5		15.4
Statutory combined ratio excl. catastrophe losses				83.5%	79.5%	76.4%	83.2%	85.5%		84.2%		81.5%		81.0%
GAAP combined ratio
GAAP combined ratio				101.1%	81.3%	100.7%	112.3%	94.3%		103.4%		102.5%		97.1%
Contribution from catastrophe losses				19.8	3.4	22.5	25.1	10.7		17.9		19.5		15.4
GAAP combined ratio excl. catastrophe losses				81.3%	77.9%	78.2%	87.2%	83.6%		85.5%		83.0%		81.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums				$76	$69	$60	$63	$62		$125		$185		$254
Agency new business written premiums				29	27	24	32	27		59		83		110
Other written premiums				(6)	(4)	(4)	(4)	(4)		(8)		(12)		(16)
Net written premiums				$99	$92	$80	$91	$85		$176		$256		$348
Unearned premium change				(10)	(5)	2	(13)	(7)		(20)		(18)		(23)
Earned premiums				$89	$87	$82	$78	$78		$156		$238		$325
Year over year change %
Agency renewal written premiums				23%	23%	20%	17%	27%		21%		21%		22%
Agency new business written premiums				7	(4)	(14)	14	4		9		1		—
Other written premiums				(50)	—	—	—	—		—		—		—
Net written premiums				16	15	8	17	20		18		15		15
Paid losses and loss expenses
Losses paid				$21	$22	$14	$14	$23		$37		$51		$73
Loss expenses paid				11	10	10	9	9		19		29		39
Loss and loss expenses paid				$32	$32	$24	$23	$32		$56		$80		$112
Incurred losses and loss expenses
Loss and loss expense incurred				$59	$49	$48	$57	$45		$102		$150		$199
Loss and loss expenses paid as a % of incurred				54.2%	65.3%	50.0%	40.4%	71.1%		54.9%		53.3%		56.3%
Statutory combined ratio
Loss ratio				43.1%	39.6%	39.8%	56.4%	35.4%		45.9%		43.8%		42.7%
Loss adjustment expense ratio				23.6	17.0	18.5	17.2	22.0		19.5		19.2		18.6
Net underwriting expense ratio				26.4	28.3	29.6	26.6	28.8		27.7		28.3		28.3
Statutory combined ratio				93.1%	84.9%	87.9%	100.2%	86.2%		93.1%		91.3%		89.6%
Contribution from catastrophe losses				1.0	0.5	1.2	3.4	1.0		2.2		1.8		1.5
Statutory combined ratio excl. catastrophe losses				92.1%	84.4%	86.7%	96.8%	85.2%		90.9%		89.5%		88.1%
GAAP combined ratio
GAAP combined ratio				92.0%	83.2%	86.7%	102.0%	89.1%		95.5%		92.5%		90.0%
Contribution from catastrophe losses				1.0	0.5	1.2	3.4	1.0		2.2		1.8		1.5
GAAP combined ratio excl. catastrophe losses				91.0%	82.7%	85.5%	98.6%	88.1%		93.3%		90.7%		88.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2021 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2021	2020	Change	% Change
Underwriting income
Net premiums written	$1,652	$1,481	$171	12
Unearned premium change	209	119	90	76
Earned premiums	$1,443	$1,362	$81	6

Losses incurred	$750	$764	$(14)	(2)
Defense and cost containment expenses incurred	80	81	(1)	(1)
Adjusting and other expenses incurred	79	74	5	7
Other underwriting expenses incurred	439	430	9	2
Workers compensation dividend incurred	2	3	(1)	(33)
Total underwriting deductions	$1,350	$1,352	$(2)	—

Net underwriting profit	$93	$10	$83	nm

Investment income
Gross investment income earned	$109	$105	$4	4
Net investment income earned	107	103	4	4
Net realized capital gains and losses, net	(3)	(46)	43	93
Net investment gains (net of tax)	$104	$57	$47	82

Other income	$2	$2	$—	—

Net income before federal income taxes	$199	$69	$130	188
Federal and foreign income taxes incurred	30	5	25	500
Net income (statutory)	$169	$64	$105	164

Policyholders' surplus - statutory	$6,101	$4,740	$1,361	29

Fixed maturities at amortized cost - statutory	$7,589	$7,346	$243	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2021 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2021	2020	Change	% Change
Net premiums written	$87	$77	$10	13
Net investment income	43	43	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Total revenues	$131	$121	$10	8

Death benefits and matured endowments	$49	$31	$18	58
Annuity benefits	14	22	(8)	(36)
Disability benefits and benefits under accident and health contracts	1	1	—	—
Surrender benefits and group conversions	8	6	2	33
Interest and adjustments on deposit-type contract funds	1	2	(1)	(50)
Increase in aggregate reserves for life and accident and health contracts	23	21	2	10
Total benefit expenses	$96	$83	$13	16

Commissions	$12	$13	$(1)	(8)
General insurance expenses and taxes	12	13	(1)	(8)
Increase in loading on deferred and uncollected premiums	3	8	(5)	(63)
Total underwriting expenses	$27	$34	$(7)	(21)

Federal and foreign income taxes incurred	2	1	1	100

Net gain from operations before capital gains and losses	$6	$3	$3	100

Gains and losses net of capital gains tax, net	—	(33)	33	100

Net income (statutory)	$6	$(30)	$36	nm

Policyholders' surplus - statutory	$242	$201	$41	20

Fixed maturities at amortized cost - statutory	$3,627	$3,468	$159	5
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2021 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Cincinnati Re:
Written premiums				$196	$59	$54	$84	$105		$189		$242		$302
Year over year change %- written premium				87%	64%	52%	15%	25%		20%		26%		32%
Earned premiums				$92	$69	$71	$57	$62		$119		$190		$259
Current accident year before catastrophe losses				42.1%	57.2%	56.1%	79.6%	47.6%		63.0%		60.4%		59.6%
Current accident year catastrophe losses				35.4	15.4	22.3	—	—		—		8.4		10.2
Prior accident years before catastrophe losses				3.0	1.2	5.5	(0.6)	3.1		1.3		2.8		2.4
Prior accident years catastrophe losses				—	—	(8.6)	(0.1)	6.3		3.2		(1.2)		(0.9)
Total loss and loss expense ratio				80.5%	73.8%	75.3%	78.9%	57.0%		67.5%		70.4%		71.3%

Cincinnati Global:
Written premiums				$41	$49	$38	$53	$37		$90		$129		$177
Year over year change %- written premium				11%	32%	—%	20%	76%		38%		25%		26%
Earned premiums				$32	$42	$65	$34	$27		$61		$126		$168
Current accident year before catastrophe losses				30.9%	23.7%	62.9%	49.6%	63.7%		55.6%		59.4%		50.4%
Current accident year catastrophe losses				55.8	58.8	68.7	42.4	—		24.1		46.9		49.9
Prior accident years before catastrophe losses				(12.0)	(11.9)	(0.1)	(27.9)	(19.5)		(24.2)		(11.8)		(11.9)
Prior accident years catastrophe losses				(31.0)	(19.5)	(0.1)	1.0	(3.2)		(0.8)		(0.4)		(5.2)
Total loss and loss expense ratio				43.7%	51.1%	131.4%	65.1%	41.0%		54.7%		94.1%		83.2%

Noninsurance operations:
Interest and fees on loans and leases				$1	$2	$1	$2	$1		$3		$4		$6
Other revenue				1	—	2	1	1		2		4		4
Interest expense				13	14	13	14	13		27		40		54
Operating expenses				4	5	5	5	5		10		15		20
Total noninsurance operations loss				$(15)	$(17)	$(15)	$(16)	$(16)		$(32)		$(47)		$(64)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF First-Quarter 2021 Supplemental Financial Data